SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)      July 10, 2002
                                                 -------------------------------


                            NBOG Bancorporation, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

           Georgia                    001-16413                58-2554464
--------------------------------------------------------------------------------
(State or Other Jurisdiction  (Commission File Number)       (I.R.S. Employer
 of Incorporation)                                          Identification No.)

                  807 Dorsey Street, Gainesville, Georgia 30501
--------------------------------------------------------------------------------
                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code       (770) 297-8060
                                                    ----------------------------

          1294 West Ridge Road, Suite E, Gainesville, Georgia 30501
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On July 10, 2002, NBOG Bancorporation, Inc. (the "Company") notified Francis & Co., CPAs that it intends to dismiss Francis & Co. as its principal independent accountant effective September 30, 2002. The Company has engaged Porter Keadle Moore, LLP to serve as its new principal independent accountant effective as of September 30, 2002. The change in accountants was recommended by the audit committee and was approved by the Board of Directors.

     Neither of Francis & Co.'s reports on the Company's consolidated financial statements for each of the fiscal years ended December 31, 2001 and 2000, contained an adverse opinion or disclaimer of opinion, nor were they qualified or modified as uncertainty, audit scope or accounting principles. During the Company's two most recent fiscal years ended December 31, 2001, and the subsequent interim period through March 31, 2002, there were no disagreements between the Company and Francis & Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the Francis & Co.'s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report

     Prior to the dismissal of Francis & Co., the Company did not consult with Porter Keadle Moore, LLP regarding the application of accounting principles to a specific completed or contemplated transaction or any matter that was either the subject of a disagreement or a reportable event. The Company also did not consult with Porter Keadle Moore, LLP regarding the type of audit opinion that might be rendered on the Company's consolidated financial statements.

     The Company has requested that Francis & Co. furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated July 17, 2002, is filed as Exhibit 16 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     a.   Exhibits

          16. Letter from Francis & Co., CPAs regarding change in certifying accountant, dated July 17, 2002.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              NBOG BANCORPORATION, INC.


Date: July 17, 2002           By:  /s/  Holly  Hunt
                                   -----------------------------------------
                                   Holly  Hunt
                                   Chief  Accounting  Officer

                                  EXHIBIT INDEX

EXHIBIT
NUMBER              DESCRIPTION


Exhibit 16          Letter from Francis & Co., CPAs dated July 17, 2002.